EXHIBIT 3.1

                          CERTIFICATE OF INCORPORATION
                                      -OF-
                        ESPEY MANUFACTURING COMPANY, INC.
               PURSUANT TO ARTICLE II OF THE STOCK CORPORATION LAW

            WE, the undersigned for the purpose of forming a corporation pursuant to Article II of the Stock Corporation Law of the State of New York certify:

            FIRST: The name of the corporation shall be "ESPEY MANUFACTURING COMPANY, INC."

            SECOND: The purposes for which it is to be formed are as follows

      1. To do a general wholesale and retail business in radio equipment, supplies and accessories; to manufacture, repair, buy, sell, lease, import, export and generally deal in all kinds of radio apparatus, equipment and appliances for the sending and receiving of radio and wireless messages and also to manufacture, buy, sell, lease, import and export and generally deal in machinery and all kinds of such mechanical devices and engineering appliances as are generally manufactured, bought, sold, leased, imported, exported and dealt in by manufacturers and dealers in a similar line of business; to construct, purchase or otherwise acquire, deal in, sell, hire, lease, use, repair, operate and maintain radio and wireless equipment and apparatus of every kind and character whatsoever and all parts, appliances, accessories and machinery which are or can be properly used in connection therewith or which may be adapted for use in the construction of, upon or in connection with the same, also generating and propelling apparatus, motor power and machinery thereof.

      2. To purchase, hire, or otherwise acquire, take, own, hold, improve, develop, plan, deal in and with, manufacture, mortgage or otherwise encumber, and to lease, sell, exchange, transfer or in any other manner whatsoever dispose of or contract in any manner in regard to any real property and any interest or estate therein within or without the state of New York wheresoever situated.

      3. To apply for, obtain, purchase or otherwise acquire, and to register, hold, own, use, sell or otherwise dispose of any and all trade marks, trade names, processes, brands, formulae, trade secrets, inventions and devices of all kinds whether secured under letters patent of the United States, or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trade marks and trade names, and to develop, work and operate, and to grant sublicenses concerning the same, and to pay and receive royalties and other emoluments therefore, and to carry on any business of manufacturing or otherwise which may directly or indirectly effectuate these objects, or any of them.

      4. To enter into, make, perform and carry out contracts of every kind, which may be necessary for or incidental to the business of the corporation, with any person, firm, corporation, private, public or municipal body politic, under the government of the United States, or any territory, district, protectorate, dependency or insular or other possession or acquisition of the United states, or any foreign government, so far as and to the extent that the same may be done and performed by a corporation organized under the Stock Corporation Law.

      5. Subject to the restrictions or limitations imposed by law, to subscribe or cause to be subscribed for, to purchase or otherwise acquire, hold, own, sell, assign, transfer, mortgage, pledge, exchange, distribute and otherwise dispose of and deal in the whole or any part thereof, the shares of the capital stock, bonds, debenture stock, obligations, coupons, mortgages, deeds of trust, debentures or other securities or evidences of indebtedness of other corporations, domestic or foreign, and the good will, rights, assets and property of any and every kind, or any part thereof, of any person, firm or corporation, domestic or foreign, and if desirable to issue in exchange therefore the stock, bonds or other obligations of this company, and while the owner of such shares of the capital stock to exercise all rights, powers and privileges of ownership, including the power to vote thereon; and for any and all lawful purposes, in the course of the transaction of the business and affairs of the corporation, to acquire real and personal property, rights and interests of every nature, and to execute and issue bonds, debentures and other negotiable or transferable instruments, and to mortgage or pledge any and all of the property of the corporation; to secure such bonds, debentures or other instruments upon such terms and conditions as may be set forth in the instrument or instruments mortgaging or pledging the same, or in any deed, contract or other instrument relating thereto. Shares of stock in other corporations held by this corporation shall be voted by such officer or officers of this corporation as the board of directors by a majority vote shall


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designate for that purpose, or by a proxy thereunto duly authorized by like vote of said board, except as otherwise ordered by vote of the holders of a majority of the shares outstanding and entitled to vote.

      6. To lend money to any corporation, partnership, person, firm, corporation or association upon the securing of his or their or its undertaking, property, estate, assets and effects or any part thereof, and upon such terms as the board of directors may deem expedient, but nothing herein shall be construed to authorize the making of loans which a corporation organized under the Stock Corporation Law in forbidden to make.

      7. To act as agents, other than as fiscal or transfer agents, for others in any business, or for any purpose and upon any terms, and with or without remuneration.

      8. To make any guarantee respecting dividends, shares of stock, bonds, debentures, contracts and other obligations, to the extent that such powers may be exercised by corporations organized under the Stock Corporation Law.

      9. No contract or other transaction between the corporation and any other corporation shall be affected or invalidated by the fact that any one or more of the directors of this corporation is or are interested in, or is a director or officer, or any directors or officers of such other corporation, and any director or directors, individually or jointly, may be a party or parties to, or may be interested in, any contract or transaction of this corporation or in which this corporation is interested; and no contract, act or transaction of this corporation with any person or persons, firm or corporation, shall be affected or invalidated by the fact that any director or directors of this corporation is a party, or are parties to or interested in such contract, act or transaction, or in any way connected with such person or persons, firm or association, and each and every person who may become a director of this corporation is hereby relieved from any liability that might otherwise exist from contracting with the corporation for the benefit of himself or any firm, association or corporation in which he may be in anywise interested.

      10. The corporation may have offices, agencies, or branches, conduct its business or any part thereof, purchase, lease or otherwise acquire, hold, mortgage and convey real and personal property, and do all or any of the acts and things herein set forth as purposes and such other acts and things as may be requisite for the corporation in the convenient transaction of its business, outside the State of New York, as well as within the state, and in any or all the other states of the United states, in the district of Columbia, in any of the territories, districts, protectorates, dependencies or insular or other possessions or acquisitions of the United States, and in any or all foreign countries.

      11. The corporation shall have the power to do any and all things set forth as its objects to the same extent and as fully as a natural person might or could do, and to do all and everything necessary, suitable and proper for the accomplishment of any of the purposes or the attainment of any of the objects or the furtherance of any of the powers hereinbefore set forth, either alone or associated with other corporations, firms or individuals, and to do any other act or acts, thing or things, incidental or pertaining to or growing out of, or connected with the aforesaid business, or powers, or any part or parts thereof, provided the same be not inconsistent with the law under which this corporation is organized.

      12. The purposes and powers specified in the clauses contained in article Second of this certificate shall, except when otherwise expressed in said article, be in no wise limited or restricted by reference to, or inference from, the terms of any other clause of this or any other article in this certificate, but the purposes and powers specified in each of the clauses of this article shall be regarded as independent purposes and powers, and the specification herein contained of particular powers of the corporation is not intended to be, and is not in limitation but in furtherance of the powers granted to corporations organized under the Stock Corporation Law under, and in pursuance of the provisions of which this corporation is formed.

      13. Nothing in this Certificate contained, however, shall authorize the corporation to carry on any business or exercise any powers in any State or County in which a similar corporation organized under the laws of such state or county could not carry on or exercise, or to engage in the State of New York in any business or to do anything except such as may lawfully be engaged in or done by a corporation organized under the Stock Corporation Law of the State of New York.

            THIRD: The total number of shares that may be issued by the corporation is two hundred (200) all of which are to be of one class and without par value.


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            FOURTH: The capital of the corporation shall be at least equal to the sum of the aggregate par value of all issued shares having par value, plus the aggregate amount of consideration received by the corporation for the issuance of shares without par value, plus such amounts as from time to time by resolution of the Board of Directors may be transferred thereto.

            FIFTH: The office of the corporation is to be located in the Borough of Manhattan, City, County and State of New York.

            SIXTH: Its duration is to be perpetual.

            SEVENTH: The number of its directors is to be three (3). The directors need not be stockholders.

            EIGHTH: The names and post office addresses of the directors until the first annual meeting of stockholders are as follows:

              NAMES                            POST OFFICE ADDRESSES
         Harold Shevers                    58 Warren Street, N.Y. City
         Nathan Pinsky                     58 Warren Street, N.Y. City
         Gulian V. Weir                    58 Warren Street, N.Y. City

            NINTH: The names and post office addresses of the subscribers of this certificate and a statement of the number of shares of stock which each agrees to take, are as follows:

              NAMES              POST OFFICE ADDRESSES             NO. OF SHARES
              Harold Shevers     58 Warren St., N.Y. City                1
              Nathan Pinsky      58 Warren St., N.Y. City                1
              Gulian V. Weir     58 Warren St., N.Y. City                1

            TENTH: All the subscribers of this certificate are of full age; at least two thirds of them are citizens of the United States, and at least one of them is a resident of the State of New York. All of the persons named as directors are of full age and at least one of them is a citizen of the United States and a resident of the State of New York.

            ELEVENTH: The corporation shall issue and sell its authorized shares without par value of such consideration as may from time to time be fixed by the Board of Directors.

            IN WITNESS THEREOF, we have made, signed, acknowledged and filed this certificate in duplicate, this 30th day of June, one thousand nine hundred and twenty eight.


                                                       Harold Shevers (L.S.)
                                                       Nathan Pinsley (L.S.)
                                                       Gulian V. Weir (L.S.)


37
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1st amendment

         CERTIFICATE OF INCREASE OF CAPITAL STOCK AND NUMBER OF SHARES
                      OF ESPEY MANUFACTURING COMPANY INC.
            PURSUANT TO SECTIONS 36 AND 37 OF STOCK CORPORATION LAW.

      WE, HAROLD SHEVERS and NATHAN PINSKY, being respectively the President of Espey Manufacturing Company, Inc. and the Secretary thereof, certify,

      1. The name of the Corporation is ESPEY MANUFACTURING COMPANY, INC.

      2. The certificate of incorporation was filed in the office of the Secretary of State on July 9, 1928.

      3. The total number of shares which the Corporation is already authorized to issue is 200, all of which are issued and outstanding and all of which have no par value.

      4. The shares already authorized are not classified.

      5. The statements respecting the capital of the Corporation contained in its certificate of incorporation are the following:

            "The capital of the corporation shall be at least equal to the sum of the aggregate par value of all issued shares having par value, plus the aggregate amount of consideration received for the issuance of shares without par value, plus such amounts as from time to time by resolution of the Board of Directors may be transferred thereto".

      6. The total number of shares including those previously authorized which the Corporation may henceforth have, is 200 shares no par value, and 500 shares 6% preferred stock of the par value of $100.00 each.

      7. It is not proposed to change authorized shares issued or unissued.

      8. The designations, preferences, privileges, voting powers, restrictions or qualifications of the new shares shall be as follows: There shall be 500 new shares, each of the par value of $100.00; the said new shares shall be known as 6% preferred shares; the said new shares shall be preferred over the shares already authorized as to dividends only, non-cumulatively, at the rate of six (6%) percent per annum; the said new shares shall have no voting power; the shares previously authorized and the new shares shall participate equally in the assets of the corporation. Except as herein qualified by the authorization of and preferences, designations and privileges granted the new shares, the designations, preferences, privileges and voting powers of the already authorized shares of stock of the Corporation and the restrictions and qualifications thereof shall remain as heretofore.

      IN WITNESS WHEREOF, we have made and subscribed this certificate in triplicate this 10th day of February, 1940.


                                                 Harold Shevers
                                                 --------------
                                                 PRESIDENT


                                                 Nathan Pinsley
                                                 --------------
                                                 SECRETARY


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2nd amendment

                 CERTIFICATE ADDING PROVISIONS TO CERTIFICATE OF
                   INCORPORATION, AND INCREASING THE NUMBER OF
                                    DIRECTORS

                        ESPEY MANUFACTURING COMPANY, INC.
             (Pursuant to section 35 of the Stock Corporation Law.)

      The undersigned, officers of Espey Manufacturing Company, Inc. do hereby certify as follows;

      1. The name of the Corporation is ESPEY MANUFACTURING COMPANY INC.

      2. The Certificate of Incorporation was filed in the office of the Secretary of State on July 9, 1928, and a Certificate of Amendment increasing the capital stock was filed in the office of the Secretary of State on February 26, 1940.

      3. The following is to be added to the Certificate of Incorporation as Article "Twelfth".

            "Each person who is, has been or hereafter becomes a director or officer of the Corporation, or who is, has been or hereafter becomes a director or officer of any corporation which he served as such at the request of the Corporation, and the estate of each such person, shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense of any action, suit or proceeding in which such person or estate is a party by reason of the fact that he, his testator or intestate is or was a director or officer of the Corporation, or of any corporation which he served as such at the request of the Corporation, or in connection with any appeal therein, except in relation to matters as to which it shall be finally adjudged in such action, suit or proceeding that such officer or director is liable for negligence or misconduct in the performance of his duties. The right of indemnification shall also include indemnification for the reasonable cost of a settlement made with a view to avoiding costs of litigation. The determination of the amount payable by way of indemnification shall be made either by the court in such litigation or by the vote of a majority of the entire Board of Directors but the director or directors to be indemnified shall not vote thereon. Such rights of indemnification shall not be deemed exclusive of any other rights or remedies which such director or officers may have independent hereof. In the event that the determination of an amount payable by way of indemnity is by the Board of Directors or in any manner otherwise than pursuant to court order, the corporation shall, within eighteen months from the date of payment, mail to its stockholders of record at the time entitled to vote for the election of directors a statement specifying the persons paid, the amounts of the payments, and the final disposition of the litigation. The Corporation shall have the right to intervene in and defend all such actions, suits or proceedings brought against any person or former director or officers of the Corporation."

      4. The number of directors previously authorized is three (3), and the number of directors is to be increased to not less than three (3) nor more than seven (7).

      IN WITNESS WHEREOF, the undersigned have signed this Certificate this 30th day of August, 1946.


                                                  Nathan Pinsley
                                                  --------------
                                                  President


                                                  Morris Pinsley
                                                  --------------
                                                  Secretary


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3rd Amendment

             CERTIFICATE PROVOIDING FOR AN INCREASE IN THE AMOUNT OF
                CAPITAL STOCK, FOR CHANGING PREVIOUSLY AUTHORIZED
                  SHARES INTO A DIFFERENT NUMBER OF SHARES AND
                 CLASS OF STOCK AND FOR ELIMINATION OF PREFERRED
                                      STOCK
                                      -of-

                        ESPEY MANUFACTURING COMPANY, INC.
             (pursuant to Section 36 of the Stock Corporation Law.)

      The undersigned, officers of Espey Manufacturing Company, Inc., do hereby certify as follows:

      1. The name of the Corporation is ESPEY MANUFACTURING COMPANY, INC.

      2. The Certificate of Incorporation was filed in the office of the Secretary of State on July 9, 1928; and a Certificate of Amendment increasing the capital stock was filed in the Office of Secretary of State on February 26, 1940.

      3. The total number of shares which the Corporation is presently authorized to issue is two hundred (200) shares of common Stock, no par value, and five hundred (500) shares six (6%) percent preferred stock of the par value of One hundred ($100.) Dollars each.

      4. The number of shares of each class of stock previously issued and outstanding is; 200 shares of common stock, no par value

      5. The designations, preferences, privileges and voting powers of of the shares of each class, and the restrictions and qualifications thereof are as follows:

            a) The two hundred (200) shares of common stock, no par value, have complete voting rights.

            b) The five hundred (500) shares 6% preferred stock of par value of One hundred ($100) Dollars each, are preferred over the authorized Common stock as to dividend only, non-cumulative, at the rate of six (6%) per anum and said shares have no voting power. The common stock and preferred stock share equally in the assets of the Corporation.

      6. The statements respecting the capital of the Corporation contained in its certificate of incorporation are the following:

            "The capital of the corporation shall be at least equal to the sum of the aggregate par value of all issued shares having par value, plus the aggregate amount of consideration received from the issuance of shares without par value, plus such amounts as from time to time by resolution of the Board of Directors may be transferred thereto."

      7. The amount of capital stock which the Corporation shall have hereafter is three hundred thousand ($300,000.) Dollars, of common stock.

      8. The total number of shares of common stock which the Corporation may henceforth have is three hundred thousand (300,000) shares, all of which are to have a par value of One ($1.) Dollar each.

      9. a) It is proposed to change all the previously authorized common stock without par value, issued and unissued, into shares of new common stock with a par value of One ($1.) Dollar each, on the basis of five hundred (500) shares of new common stock for each share of previously authorized common stock.

            b) It is proposed to eliminate all the previously authorized six (6%) percent preferred stock with a par value of One hundred ($100.) Dollars each.

      10. No holder of any shares of this Corporation shall have a preemptive or other right to purchase, subscribe for or take any part of any stock of this Corporation issued, optioned or sold by it whether the stock issued, optioned or sold be stock authorized by the Certificate of Incorporation or any amended certificate heretofore or hereafter duly filed. Any part of the capital stock of this corporation authorized by this certificate, or any amended certificate, may at any time be issued, optioned for sale and sold or disposed of by this Corporation pursuant to resolution of its Board of Directors to such persons and upon such terms and conditions as may, to such Board seem proper and advisable without first offering the said stock or any part thereof to existing stockholders.

      IN WITNESS WHEREOF, the undersigned have signed this Certificate this 30th day of August, 1946.


                                                          Nathan Pinsley
                                                          --------------
                                                          President


                                                          Morris Pinsley
                                                          --------------
                                                          Secretary

4th Amendment

            CERTIFICATE PROVIDING FOR A CHANGE OF PART OF PREVIOUSLY AUTHORIZED STOCK INTO SAME NUMBER OF SHARES OF DIFFERENT CLASS

                        ESPEY MANUFACTURING COMPANY, INC.
               Pursuant to Section 36 of the Stock Corporation Law

      The undersigned, officers of Espey Manufacturing Company, Inc. do hereby certify as follows:

      1. The name of the corporation is ESPEY MANUFACTURING COMPANY, INC.

      2. The certificate of Incorporation was filed in the office of the Secretary of State on July 9, 1928; and Certificates of Amendment increasing the capital stock were filed in the office of the Secretary of State on February 26, 1940 and October 7, 1946 respectively.

      3. The total amount previously authorized capital stock is $300,000, consisting of 300,000 shares of common stock having a par value of One ($1) Dollar per share, of which 137,721 shares are issued and outstanding.

      4. The above shares already authorized are not classified.

      5. The total amount of capital stock, which the corporation is hereafter to have is $300,000.

      6. The total number of shares, which the corporation may henceforth have, is 300,000 shares, all of which shall be common, par value One ($1) Dollar, of which 47,721 shares shall be Class A Stock and 252,279 shares shall be Common Stock without reclassification.

      7. It is proposed to change 47,721 of previously authorized shares of Common Stock, par value One ($1) Dollar, issued, into Class A Stock of One ($1) Dollar Par value, on the basis of share for share.

      8. The designations, preferences, privileges and voting powers of the shares of each class and the restrictions and qualifications thereof are as follows:

                  The holders of Class A Stock shall be entitled to receive, when and as declared by the Board of Directors of the corporation, dividends at the rate of 30 cents per year before any dividends are payable to holders of Common Stock; such dividends shall be noncumulative, shall be payable at such times in each year as appears advisable in the discretion of the Board of Directors and shall accrue only after date of declaration. In the event the Board of Directors shall declare in any year a dividend in excess of 30 cents per share, then the holders of Class A Stock and Common Stock shall share equally on a pro rata basis share for share in the amount in excess of 30 cents per share.

                  The holders of Class A Stock and of Common Stock shall have the same voting rights share for share, shall share pro rata share for share in the corporate assets in any dissolution, liquidation or winding up of the corporation and shall in all respects other than priority per share of Class A Stock to 30 cents in dividends, have equal rights share for share.

      IN WITNESS WHEREOF, the undersigned have signed this certificate this 30th day of December, 1947.


                                                    Nathan Pinsley
                                                    --------------
                                                    Nathan Pinsley, President


                                                    Morris Pinsley
                                                    --------------
                                                    Morris Pinsley, Secretary


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5th Amendment

            CERTIFICATE PROVIDING FOR A CHANGE OF CLASS A STOCK,
            PREVIOUSLY AUTORIZED, INTO THE SAME NUMBER OF SHARES
            OF COMMON STOCK

      We, Nathan Pinsley and Morris Pinsley, being respectively the president of Espey Manufacturing Company, Inc., and the secretary thereof, certify:

      1. The name of the Corporation is Espey Manufacturing Company, Inc.

      2. The certificate of incorporation was filed in the office of the Secretary of State on July 9, 1928.

      3. The certificate of incorporation as amended by the certificate for a change of part of stock into stock of a different class, heretofore filed in the Office of the Secretary of State on January 2, 1948, provides that the capital stock is $300,000 consisting of 300,000 shares having a par value of $1 per share, of which 47, 721 shares are Class A Stock and 252, 279 shares are common stock.

      4. The number of shares of Class A Stock issued and outstanding is, 44,296, and the number of shares of common shares of common stock issued and outstanding is 93, 425 shares.

      5. Pursuant to authorization in subdivision "2" of Section 35 of the Stock Corporation Law, the certificate of incorporation as amended, is hereby amended, is hereby amended as follows:

            (a) The previously authorized 47,721 shares of Class A Stock of the par value of $1 each, are hereby changed, and this Corporation shall have in place thereof 47,721 Common shares of the par value of $1 each.

            (b) The amount of the capital stock of the Corporation is unchanged.

            (c) The total number of shares which the Corporation shall hereafter have is 300,000 shares, all of which shall be Common stock of the par value of $1 each.

      6. The 47,721 shares of previously authorized Class A Stock, par value One ($1.00) Dollar, shall be changed into Common stock of One ($1.00) par value per share, on the basis of share for share.

      7. Paragraph "8" of the certificate of amendment filed on the Office of the Secretary of State on January 2, 1948, amending the Certificate of Incorporation, and relating to the designations, preferences, privileges and voting powers, is hereby eliminated.

      IN WITNESS WHEREOF, the undersigned have signed this Certificate this 19th day of September, 1950.


                                                   Nathan Pinsley
                                                   --------------
                                                   Nathan Pinsley,  President


                                                   Morris Pinsley
                                                   --------------
                                                   Morris Pinsley,  Secretary


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

6th Amendment

                            CERTIFICATE OF AMENDMENT
                                       Of
                          CERTIFICATE OF INCORPORATION
                                       Of
                        ESPEY MANUFACTURING COMPANY INC.
              (Pursuant to section 36 of the Stock Corporation Law)

      We, Nathan Pinsley and Sol Pinsley, being respectively the President of ESPEY MANUFACTURING COMPANY, INC. and the Secretary thereof, certify:

      1. The name of the Corporation is ESPEY MANUFACTURING COMPANY INC.

      2. The Certificate of Incorporation was filed in the Office of the Secretary of State on July 9, 1928.

      3. The Certificate of Incorporation as amended by the Certificate filed in the Office of the Secretary of State on September 21, 1950, provides that the capital stock is $300,000, consisting of 300,000 shares of common stock having a par value of $1 each.

      4. The number of shares of common stock issued and outstanding is 155,721.

      5. The Certificate of Incorporation as amended is hereby amended to change the name of the Corporation pursuant to section forty of the General Corporation Law, and to increase the capital stock and the number of shares, pursuant to authorization in subdivision 2 of Section 35 of the Stock Corporation Law, as follows:

            a) The name of the Corporation shall be ESPEY MFG. & ELECTRONICS
CORP.

            b) The amount of the capital stock which this Corporation shall have is $750,000. The total number of shares which the Corporation shall have is 750,000 shares of common stock with a par value of $1 each.

      IN WITNESS WHEREOF, the undersigned have signed this Certificate this 21st day of March, 1960.


                                                Nathan Pinsley
                                                --------------
                                                Nathan Pinsley  President


                                                Sol Pinsley
                                                -----------
                                                Sol Pinsley Secretary


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7th Amendment

                              CERTIFICATE OF CHANGE
                                      AS TO
                         ESPEY MFG. & ELECTRONICS CORP.
           Pursuant to Section 805-A of the Business Corporation Law.

      The undersigned, being the President and Secretary of ESPEY MFG. & ELECTRONICS CORP., do certify and set forth:

      1. The name of the Corporation is ESPEY MFG. & ELECTRONICS CORP. The Corporation was formed under the name of ESPEY MANUFACTURING COMPANY, INC.

      2. The Certificate of Incorporation of ESPEY MFG. & ELECTRONICS CORP. was filed on July 9, 1928.

      3. The Certificate of Incorporation of ESPEY MFG. ELECTRONICS CORP. is hereby changed, pursuant to the Business Corporation Law 803 (b) (1) to effect a change in the location of the office of the corporation, and pursuant to the Business Corporation Law 803 (b) (2) to change the post office address to which the Secretary Of State shall mail a copy of any process against the Corporation served upon him.

      4. Paragraph "FIFTH" of the Certificate of Incorporation is hereby changed as follows:

            FIFTH: The office of the Corporation is to be located in Great Neck, County of Nassau, and State of New York.

      5. The Certificate of Designation portion (filed May15, 1956) of the Certificate of Incorporation, is hereby changed as follows:

            That the address to which the Secretary of State shall mail a copy of any process against the Corporation which may be served upon him pursuant to law is c/o Morris Pinsley, Esq. 200 West 57th Street, New York, New York.

      6. The manner in which these changes to the Certificate of Incorporation of ESPEY MFG & ELECTRONICS CORP. were authorized was by resolutions adopted by unanimous vote of the Board of Directors on October 28,1966.

      IN WITNESS WHEREOF, the undersigned have executed and signed this certificate this 12th day of November 1966.


                                                           Nathan Pinsley
                                                     Nathan Pinsley, President


                                                            Sol Pinsley
                                                       Sol Pinsley, Secretary

8th Amendment

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                         ESPEY MFG. & ELECTRONICS CORP.
                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

      The undersigned President and Secretary of Espey Mfg. & Electronics Corp., pursuant to Section 805 of the Business Corporation Law of the State of New York, do hereby certify as follows:

      FIRST: The name of the corporation is Espey Mfg. & Electronics Corp.

      SECOND: The certificate of incorporation of the corporation was filed by the Department of State on July 9, 1928 under the name ESPEY MANUFACTURING COMPANY, INC.

      THIRD: The amendment of the certificate of incorporation as heretofore amended effected by this certificate of amendment is to increase the authorized number of shares which the corporation is authorized to issue from 750,000 shares of common stock to 2,250,000 shares of common stock and to reduce the par value per share from $1 to $.33 1/3. There is no change in the amount of the capital stock.

         FOURTH: To accomplish the foregoing change, the provision of the certificate of incorporation relating to the capital stock of the corporation is amended to read as follows:

            "The amount of the capital stock which this Corporation shall have is $750,000. The total number of shares which the Corporation is authorized to issue is 2,250,000 shares of common stock with a par value of $.33 1/3 each."

      FIFTH: The foregoing amendment to the certificate of incorporation was authorized by the majority vote of the shareholders entitled to vote at the Annual Meeting of Shareholders held on December 2, 1983.

      IN WITNESS WHEREOF, we hereunto sign our name and affirm that the statements made herein are true under the penalty of perjury this 2nd day of December, 1983.


                                                 Sol Pinsley
                                                 -----------
                                                 Sol Pinsley, President


                                                 Frieda Pinsley
                                                 --------------
                                                 Freda Pinsley, Secretary

9th Amendment

                              CERTIFICATE OF CHANGE
                                       OF
                         ESPEY MFG. & ELECTRONICS CORP.
               UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

      The undersigned, being the President and the Secretary of Espey Mfg. & Electronics Corp., do hereby certify and set forth:

      1. The name of the corporation is Espey Mfg. & Electronics Corp. The name under which the corporation was formed is Espey Manufacturing Company, Inc.

      2. The certificate of incorporation of the corporation was filed by the Department Of State on July 9, 1928.

      3. The certificate of incorporation of Espey Mfg. & Electronics Corp. is hereby changed to effect a change in the location of the office of the corporation pursuant to 801(b) (3) of the Business Corporation Law.

      4. Paragraph "FIFTH" of the certificate of incorporation which sets forth the location of the office of the corporation is hereby changed as follows:

            FIFTH: The office of the corporation is to be located is Saratoga Springs, State of New York, Saratoga County.

      5. The manner in which the foregoing change to the certificate of Incorporation of Espey Mfg. & Electronics Corp. was authorized was by resolution adopted by majority vote of the Board of Directors.

      6. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is hereby changed, Pursuant to 803 (b) (2) of the Business Corporation Law, as follows:

            Espey Mfg. & Electronics Corp.
            Ballston and Congress Avenues
            Saratoga Springs, New York 12866

      7. The manner in which the foregoing change of the post office address to which the Secretary of State shall mail a copy of any process against the Corporation served upon his was authorized was by majority vote of the board of directors.

      IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under the penalty of perjury this 16th day Of July, 1984.


                                                      Sol Pinsley
                                                      -----------
                                                      Sol Pinsley, President


                                                      Frieda Pinsley
                                                      --------------
                                                      Frieda Pinsley, Secretary

10th Amendment

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                         ESPEY MFG. & ELECTRONICS CORP.
                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

      The undersigned President and Secretary of Espey Mfg. & Electronics Corp., pursuant to Section 805 of the Business Corporation Law of the State of New York, do hereby certify as follows:

      FIRST: The name of the corporation is Espey Mfg. & Electronics Corp.

      SECOND: The certificate of incorporation of the corporation was filed by the Department of State on July 9, 1928 under the name ESPEY MANUFACTURING COMPANY, INC.

      THIRD: The amendment of the certificate of incorporation as heretofore amended effected by this certificate of amendment is to eliminate the personal liability of directors to the corporation or its shareholders for damages for any breach of duty in such capacity to the fullest extent permitted by section four hundred and two, paragraph (b) of the business corporation law, as added by Chapter 367 of the Laws of 1987.

      FOURTH: To accomplish the foregoing amendment, there is added to the certificate of incorporation a new article THIRTEENTH reading as follows:

            "THIRTEENTH: The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph (b) of Section 402 of the Business Corporation Law of the State of New York, as the same may be amended and supplemented."

      FIFTH: The foregoing amendment to the certificate of Incorporation was authorized by the majority vote of the shareholders entitled to vote at the Annual Meeting of Shareholders held on December 11, 1987.

      IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under the penalty of perjury the 11th day of December, 1987.


                                                    Sol Pinsley
                                                    -----------
                                                    Sol Pinsley, President


                                                    Frieda Pinsley
                                                    --------------
                                                    Frieda Pinsley, Secretary

11th Amendment

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                         ESPEY MFG. & ELECTRONICS CORP.
                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

      The undersigned President and Secretary of Espey Mfg. & Electronics Corp., pursuant to Section 805 of the Business Corporation Law of the State of New York, do hereby certify as follows:

      FIRST: The name of the corporation is Espey Mfg. & Electronics Corp.

      SECOND: The certificate of incorporation of the corporation was filed by the Department of State on July 9, 1928 under the name ESPEY MANUFACTURING COMPANY, INC.

      THIRD: The amendment of the certificate of incorporation, as heretofore amended, effected by this certificate of amendment is to increase the number of directors which shall constitute the whole Board of Directors from seven to nine.

      FOURTH: To accomplish the foregoing amendment, the first sentence of Article SEVENTH of the certificate of incorporation, as heretofore amended, is amended to read as follows:

            "The number of directors shall be not less than three nor more than nine."

      FIFTH: The foregoing amendment to the certificate of incorporation was authorized by the Board of Directors at a meeting duly held on September 18, 1992 and was followed by the authorization of such amendment by a majority vote of the shareholders entitled to vote at the annual meeting of shareholders held on December 11, 1992.

      IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under the penalty of perjury this 11th day of December, 1992.


                                                Sol Pinsley
                                                -----------
                                                Sol Pinsley, President


                                                Reita Wojtowecz
                                                ---------------
                                                Reita Wojtowecz, Secretary

12th Amendment

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                         ESPEY MFG. & ELECTRONICS CORP.
                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

      The undersigned President and Secretary of Espey Mfg. & Electronics Corp., pursuant to Section 805 of the Business Corporation Law of the State of New York, do hereby certify as follows:

      FIRST: The name of the corporation is Espey Mfg. & Electronics Corp.

      SECOND: The certificate of incorporation of the corporation was filed by the Department of State on July 9, 1928 under the name ESPEY MANUFACTURING COMPANY, INC.

      THIRD: The amendment of the certificate of incorporation, as heretofore amended, effected by this certificate of amendment is to provide that nine is the number of Directors which shall constitute the entire Board of Directors and to divide the Board into three classes of three directors each, with the term of office of the respective Class A, B and C directors expiring on the first, second and third annual meetings following the election of the first classified Board, and after the election of the first classified Board, directors of each class are to be elected for a term of three years.

      FOURTH: To accomplish the foregoing amendment, the first sentence of Article SEVENTH of the certificate of incorporation, as heretofore amended, is amended to read as follows:

            "The entire Board of Directors shall consist of nine persons. The directors shall be divided into three classes, each class to consist of three directors. The term of office of the first class (Class A) shall expire at the first annual meeting of the Company after their election, the term of office of the second class (Class B) shall expire at the second succeeding annual meeting, and the third class (Class C) at the third succeeding annual meeting. At each annual meeting after the election of the first classified Board, directors shall be elected for a term of three years to replace those whose terms shall expire."

      FIFTH: The foregoing amendment to the certificate of incorporation was authorized by the Board of Directors at a meeting duly held on October 26, 1993 and was followed by the authorization of such amendment by a majority vote of the shareholders entitled to vote at the annual meeting of shareholders held on December 10, 1993.

      IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under the penalty of perjury this 10th day of December, 1993.


                                                    Sol Pinsley
                                                    -----------
                                                    Sol Pinsley, President


                                                    Reita Wojtowecz
                                                    ---------------
                                                    Reita Wojtowecz, Secretary

13th Amendment

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                         CERTIFICATE OF INCORPORATION OF
                         ESPEY MFG. & ELECTRONICS CORP.
                Under Section 805 of the Business Corporation Law

      IT IS HEREBY CERTIFIED THAT:

      (1) The name of the Corporation is: Espey Mfg. & Electronics Corp. (the "Corporation"). The name under which the Corporation was formed in "Espey Manufacturing Company, Inc."

      (2) The Certificate of Incorporation (as amended, the "Certificate of Incorporation") was filed by the Department of State on July 9, 1928.

      (3) The Certificate of Incorporation is hereby changed to effect a change in the aggregate number of shares of common stock which the Corporation shall have the authority to issue from 2,250,000 shares to 10,000,000 shares.

      (4) Article THIRD of the Certificate of Incorporation, as amended by Certificate of Amendment dated December 2, 1983, now provides as follows:

            "THIRD: The amount of capital stock which this Corporation shall have is $750,000. The total number of shares which the Corporation is authorized to issue is 2,250,000 shares of common stock with a par value of $.33 1/3 each."

      (5) Paragraph "THIRD" of the Certificate of Incorporation of the Corporation is hereby amended to read as follows:

            "THIRD" The amount of capital stock which this Corporation shall have is $750,000. The aggregate number of shares which the Corporation shall have the authority to issue is 10,000,000 shares of common stock with a par value of $.33 1/3 each.

      (6) The number, par value and class of issued shares is not changed by this amendment.

      (7) The number of unissued shares of stock is increased by 7,750,000. The class and par value of the total number of unissued shares are not changed by this amendment.

      (8) This amendment to the Certificate of Incorporation was authorized by unanimous vote of the board of directors and was subsequently authorized by the majority vote of the shareholders entitled to vote.

      IN WITNESS WHEREOF, we have hereunto subscribed this Certificate of Amendment this 15th day of March, 2000.


                 Peggy A. Murphy                          Howard Pinsley
                 ---------------                          --------------
            Peggy A. Murphy, Secretary              Howard Pinsley, President


51